Deutsche Asset Management


                             [GRAPHIC OMITTED]



                                  Mutual Fund
                                         Semi-Annual Report
                                                    March 31, 2000


Intermediate Tax Free
Formerly BT Investment Intermediate Tax Free Fund



                                                      [LOGO OMITTED]
                                                      Deutsche Bank Group

Intermediate Tax Free
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TABLE OF CONTENTS


         LETTER TO SHAREHOLDERS                                    3

         INTERMEDIATE TAX FREE
                Statement of Assets and Liabilities                7
                Statement of Operations                            8
                Statements of Changes in Net Assets                9
                Financial Highlights                              10
                Notes to Financial Statements                     11

         Intermediate Tax Free Portfolio
               Schedule of Portfolio Investments                  13
               Statement of Assets and Liabilities                15
               Statement of Operations                            16
               Statements of Changes in Net Assets                17
               Financial Highlights                               18
               Notes to Financial Statements                      19


                              -------------------
         The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byDeutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                              -------------------


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                                       2


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Intermediate Tax Free
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


We are pleased to present you with this semi-annual report for Intermediate Tax Free (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

The name of the Fund has changed to Deutsche IntermediateTax Free, to reflect the acquisition of BankersTrust by DeutscheBank. TheFund's investment objectives, policies and strategies, as well as its portfolio managers, remain the same.

MARKET ACTIVITY
THE FEDERAL RESERVE BOARD RAISED INTEREST RATES THREE TIMES DURING THE SEMI-ANNUAL PERIOD.
o The U.S. economy remained vibrant with GDP growth in excess of 5% throughout the six months, reaching an annual rate of 7.3% in the fourth quarter of 1999, its fastest pace in almost sixteen years.
o Inflation overall remained benign. Crude oil prices reached a high of $35/barrel, but following an agreement by OPEC, declined to $27/barrel by the end of the semi-annual period.
o Still, inflation fears persisted, and thus following its June 30th and August 24th rate hikes, the Federal Reserve Board raised interest rates again by 0.25% each on November 16th, February 2nd, and March 21st.

MUNICIPAL BONDS WERE LESS VOLATILE THAN U.S. TREASURIES.
o During the fourth quarter of 1999, municipal bond yields did not rise as much as Treasuries, nor did they fall as much as Treasuries in the first quarter of 2000.
o Specifically, yields on Treasuries rose 0.50% to 0.75% across the yield curve during the fourth quarter of 1999, while yields on municipals across the yield curve moved within a narrower band, increasing by 0.15% to 0.20%. The increase in yields was primarily due to the Fed rate hikes and expectations of further tightening, the ongoing strong economy, and rising oil prices.
o During the first quarter of 2000, yields on both Treasuries and municipals were mixed, rising at the short-term end of the yield curve as the Fed tightened twice, but falling at the longer-term end of the yield curve based on conditions within the government market. This caused the municipal yield curve to flatten, and the Treasury yield curve to invert. o The Treasury market benefited from several unexpected changes during the first quarter. First, it benefited from a flight to quality based on high volatility within the equity markets and on credit concerns within the U.S. agency sector of the fixed income market. Second, during the quarter the U.S. Treasury announced its decision to reduce the number of auctions held and to institute a buyback program, whereby the U.S. Treasury would buy back its own issues with budget surplus monies. The result was a perceived scarcity value-and a rally-for U.S. Treasuries. Municipals overall rallied as well.


                                                          CUMULATIVE                                   AVERAGE ANNUAL
                                                        TOTAL RETURNS                                  TOTAL RETURNS
   Periods ended                   Past 6      Past 1      Past 3     Past 5    Since      Past 1    Past 3    Past 5     Since
   March 31, 2000                  months       year       years      years   inception     year     years     years    inception
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Free(1)
   (inception 7/20/92)              1.70%      -0.23%      14.03%     26.61%   43.44%      -0.23%    4.47%      4.83%     4.80%
Lehman 7 Year General
   Obligations Index(2)
   (since 7/31/92)                  1.42%       0.56%      16.25%     31.91%   55.66%       0.56%    5.15%      5.70%     5.51%
Lipper Intermediate
   Municipal Debt
   Average(3) (since 7/31/92)       1.32%      -0.46%      13.30%     26.60%   44.97%      -0.46%    4.25%      4.82%     4.96%
--------------------------------------------------------------------------------

(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
(2) Indices are unmanaged, and investments cannot be made in an index. The index represents general obligation bonds with maturities of 7 to 8 years.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

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                                       3

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Intermediate Tax Free
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LETTER TO SHAREHOLDERS


PORTFOLIO DIVERSIFICATION
By Sector as of March 31, 2000
(percentages are based on market value of total investments)

  General Obligations                                 25.8%
  Transportation                                      12.3
  Property & Development                              10.5
  Building                                            10.2
  Environment                                          9.2
  Refunding                                            7.6
  University                                           6.9
  Turnpike/Highway                                     5.8
  Hospital                                             3.1
  Lease                                                2.6
  Electric                                             1.6
  Miscellaneous                                        4.4


o Although municipal yields rose 0.05% to 0.10% at the short-term end of the curve and remained relatively flat at the 7-year maturity mark, they fell 0.05% to 0.25% at the longer-term end of the curve. More dramatically, U.S. Treasury yields rose 0.25% to 0.50% at the short-term end of the curve, remained relatively flat at the 5-year maturity mark and fell 0.40% to 0.65% at the longer end of the curve.

MUNICIPAL SUPPLY CONTINUED TO DECLINE, BUT ENTRY INTO THE 10TH YEAR OF ECONOMIC EXPANSION LED TO AN IMPROVED CREDIT QUALITY PICTURE AND HISTORICALLY ATTRACTIVE YIELD LEVELS.
o There was $220 billion of municipal supply in 1999, down approximately 20% from 1998. This declining trend continued into the first quarter of 2000, with municipal supply down 32% for the first three months over the same three month period one year ago.
o This low supply caused a narrowing of credit spreads across virtually all municipal sectors.
o The number of rating upgrades exceeded the number of downgrades in all municipal sectors except health care, representing the 18th consecutive quarter of this positive credit quality trend.
o Yields on intermediate tax free bonds at the end of the semi-annual period were approximately 83% of the yields of same-duration U.S. Treasuries.
  On a taxable equivalent basis, this made municipal bond yields particularly attractive for investment.

INVESTMENT REVIEW
The Fund outperformed both its category average and its benchmark for the six months ended March 31, 2000. This can be attributed to several factors. First was yield curve positioning. Even within the Fund's shorter than benchmark duration positioning, the portfolio was somewhat overweighted in bonds with 15 year maturities. Yields at this portion of the yield curve rallied, while yields of those bonds with shorter maturities either remained flat or rose.

The Fund also benefited from its diversified portfolio of municipal bonds purchased from across the sector spectrum. As sector yield spreads narrowed as supply declined, the Fund's holdings became more attractive.

Finally, the Fund benefited from strong sector and specific issue selection. For example:
o The Fund was overweight in securities exempt from New York, Illinois and Connecticut taxes, as these states' issues have high credit quality.
o We sold certain Connecticut, Florida, Washington and North Carolina securities based on narrower yield spreads.
o We also sold all of our remaining California securities, as volume declined, quality spreads narrowed, and yields became comparatively less attractive.
o We bought some Wisconsin and Illinois securities for attractive issue-specific reasons.

The Fund was more fully invested by the end of the semi-annual period than it was six months earlier, reducing its assets in cash from 20% on September 30, 1999 to 8% on March 31, 2000.

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                                       4

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Intermediate Tax Free
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LETTER TO SHAREHOLDERS


Duration positioning had a mixed impact on Fund performance. Since the Federal Reserve Board remained in a tightening mode, the Fund maintained a shorter than benchmark duration for most of the semi-annual period. This positioning helped performance in the fourth quarter of 1999 as intermediate municipal yields rose, but hurt performance in the first quarter of 2000 when intermediate yields declined. On March 31, 2000, the Fund's duration stood at 5.2 years and its average maturity at 6.7 years.

Importantly, the Fund maintained a higher credit quality than its benchmark and maintained a conservative credit posture, as mandated by the Fund's prospectus. The average credit quality of investments in the Fund was Aa1 as of March 31, 2000, as rated by Moody's.

MANAGER OUTLOOK
Looking ahead, we are cautious within our near-term outlook for the municipal bond market and more positive within our longer-term outlook. The reason--we anticipate that the Federal Reserve Board will continue to tighten monetary policy using a gradualist approach until the economy slows down to the 3%-4% GDP growth range. For the near term then, we believe the first quarter of 2000 bond rally may reverse and yields begin to rise again. Should this be the scenario, we intend to renew our more defensive posture, maintaining our shorter than benchmark duration and reducing our yield curve position to a more intermediate range, locking in some of the profits and positive performance we earned from the slightly longer maturities in which we invested.

Later in the year, should the U.S. economy in fact cool somewhat and inflation remain benign, we believe municipal yields may start to rally again against a positive backdrop of low supply, positive credit quality trends, and attractive yields relative to other fixed income sectors.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek to produce a yield greater than a tax free money market fund with lower risk to principal than a longer term or lower credit quality tax free bond fund.



                                /s/ GARY POLLACK
                                   Gary Pollack
                            Portfolio Manager of the
                        INTERMEDIATE TAX FREE PORTFOLIO
                                 March 31, 2000


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                                       5

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Intermediate Tax Free
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PERFORMANCE COMPARISON


                    [GRAPHIC OMITTED]
                    PLOT POINTS AS FOLLOWS:

INTERMEDIATE TAX FREE AND LEHMAN 7-YEAR G.O. BOND INDEX
GROWTH OF A $10,000 INVESTMENT (SINCE JULY 20, 1992)


               Intermediate                      Lehman 7-Year
                 Tax Free                    General Oblgation Bond
              Fund - $14,344                    Index - $15,566
Jul-92            10,000                            10,000
Sep-92             9,937                             9,972
Mar-93            10,377                            10,463
Sep-93            10,960                            11,076
Mar-94            10,667                            10,741
Sep-94            10,787                            10,973
Mar-95            11,255                            11,452
Sep-95            11,779                            12,147
Mar-96            12,018                            12,419
Sep-96            12,261                            12,691
Mar-97            12,499                            12,997
Sep-97            13,172                            13,715
Mar-98            13,658                            14,176
Sep-98            14,278                            14,816
Mar-99            14,403                            15,024
Sep-99            14,105                            14,897
Mar-00            14,344                            15,566


      Average Annual Total Return for the Periods Ended March 31, 2000(2)

     One Year -0.23%        Five Years 4.83%         Since 7/20/92(1) 4.80%

--------------------------------------------------------------------------------
(1) The Fund's inception date.
(2) Unaudited.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period the Fund waived certain fees and expenses.
Benchmark return is for the period beginning July 31, 1992.

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                                       6

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Intermediate Tax Free
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STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


                                                                               AS OF
                                                                               MARCH 31, 2000
                                                                               --------------
ASSETS
     Investment in Intermediate Tax Free Portfolio, at Value                     $19,304,561
     Prepaid Expenses and Other                                                       21,476
     Due from Bankers Trust                                                            7,653
                                                                                 -----------
Total Assets                                                                      19,333,690
                                                                                 -----------
LIABILITIES
     Payable for Shares of Beneficial Interest Redeemed                              143,387
     Distributions Payable                                                            39,993
     Accrued Expenses and Other                                                       14,074
                                                                                 -----------
Total Liabilities                                                                    197,454
                                                                                 -----------
NET ASSETS                                                                       $19,136,236
                                                                                 -----------
COMPOSITION OF NET ASSETS
     Paid-in Capital                                                             $19,132,729
     Accumulated Net Realized Loss from Investment Transactions                      (32,482)
     Net Unrealized Appreciation on Investment                                        35,989
                                                                                 -----------
NET ASSETS                                                                       $19,136,236
                                                                                 -----------
SHARES OUTSTANDING ($0.001 par value per share, unlimited number of shares of
     beneficial interest authorized)                                               1,851,527
                                                                                 -----------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     (net assets divided by shares outstanding)                                  $     10.34
                                                                                 ===========


                       See Notes to Financial Statements.
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                                       7

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Intermediate Tax Free
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)


                                                                              FOR THE SIX
                                                                              MONTHS ENDED
                                                                             MARCH 31, 2000
                                                                             --------------
INVESTMENT INCOME
     Income Allocated from Intermediate Tax Free Portfolio, net                 $437,264
                                                                                --------
EXPENSES
     Administration and Services Fees                                             39,475
     Trustees Fees                                                                11,995
     Printing and Shareholder Reports                                              8,835
     Professional Fees                                                             6,881
     Registration Fees                                                             2,505
     Miscellaneous                                                                 1,771
                                                                                --------
Total Expenses                                                                    71,462
Less: Fee Waivers or Expense Reimbursements                                      (31,987)
                                                                                --------
Net Expenses                                                                      39,475
                                                                                --------
NET INVESTMENT INCOME                                                            397,789
                                                                                --------
REALIZED AND UNREALIZED LOSS ON INVESTMENT
     Net Realized Loss from Investment Transactions                              (24,978)
     Net Change in Unrealized Appreciation/Depreciation on Investment            (58,170)
                                                                                --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT                                   (83,148)
                                                                                --------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $314,641
                                                                                ========


                       See Notes to Financial Statements.
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                                       8

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Intermediate Tax Free
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                        FOR THE SIX              FOR THE
                                                                        MONTHS ENDED            YEAR ENDED
                                                                          MARCH 31,             SEPTEMBER 30,
                                                                           2000(1)                  1999
                                                                       -------------            -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
     Net Investment Income                                            $    397,789           $   822,980
     Net Realized Gain (Loss) from Investment Transactions                 (24,978)               49,667
     Net Change in Unrealized Appreciation/Depreciation
          on Investment                                                    (58,170)           (1,154,450)
                                                                      ------------           -----------
Net Increase (Decrease) in Net Assets from Operations                      314,641              (281,803)
                                                                      ------------           -----------
DISTRIBUTIONS TO SHAREHOLDERS
     Net Investment Income                                                (397,789)             (822,980)
     Net Realized Gain from Investment Transactions                        (47,684)             (153,783)
                                                                      ------------           -----------
Total Distributions                                                       (445,473)             (976,763)
                                                                      ------------           -----------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
     Proceeds from Sales of Shares                                       9,911,366             5,657,450
     Dividend Reinvestments                                                211,068               390,166
     Cost of Shares Redeemed                                           (10,814,952)           (8,901,450)
                                                                      ------------           -----------
Net Decrease from Capital Transactions in
     Shares of Beneficial Interest                                        (692,518)           (2,853,834)
                                                                      ------------           -----------
TOTAL DECREASE IN NET ASSETS                                              (823,350)           (4,112,400)
                                                                      ------------           -----------
NET ASSETS
     Beginning of Period                                                19,959,586            24,071,986
                                                                      ------------           -----------
     End of Period                                                    $ 19,136,236           $19,959,586
                                                                      ============           ===========

--------------------------------------------------------------------------------

(1) Unaudited.

                       See Notes to Financial Statements.
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                                       9

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Intermediate Tax Free
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for Intermediate Tax Free.


                                                        FOR THE SIX                                     FOR THE PERIOD    FOR THE
                                                        MONTHS ENDED          FOR THE YEARS              JAN. 1, 1996   YEAR ENDED
                                                          MARCH 31,           ENDED SEPT. 30,            TO SEPT. 30,    DEC. 31,
                                                           2000(3)     1999        1998         1997        1996(2)        1995
                                                           ------     ------     ------       ------       ------        ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.40     $11.02     $10.65       $10.34       $10.56        $ 9.72
                                                           ------     ------     ------       ------       ------        ------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income                                   0.21       0.41       0.42         0.44         0.33          0.47
     Net Realized and Unrealized Gain (Loss)
          on Investment                                     (0.03)     (0.53)      0.38         0.31        (0.22)         0.84
                                                           ------     ------     ------       ------       ------        ------
Total from Investment Operations                             0.18      (0.12)      0.80         0.75         0.11          1.31
                                                           ------     ------     ------       ------       ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
     Net Investment Income                                  (0.21)     (0.41)     (0.42)       (0.44)       (0.33)        (0.47)
     Net Realized Gains                                     (0.03)     (0.09)     (0.01)          --           --            --
                                                           ------     ------     ------       ------       ------        ------
Total Distributions                                         (0.24)     (0.50)     (0.43)       (0.44)       (0.33)        (0.47)
                                                           ------     ------     ------       ------       ------        ------
NET ASSET VALUE, END OF PERIOD                             $10.34     $10.40     $11.02       $10.65       $10.34        $10.56
                                                           ======     ======     ======       ======       ======        ======
TOTAL INVESTMENT RETURN                                      1.70%     (1.21)%     7.71%        7.43%        4.09%        13.71%
SUPPLEMENTAL DATA AND RATIOS:
     Net Assets, End of Period (000s omitted)             $19,136    $19,960    $24,072      $18,732      $22,008       $22,213
     Ratios to Average Net Assets:
          Net Investment Income                              4.02%(1)   3.83%      3.91%        4.23%        4.25%(1)      4.58%
          Expenses After Waivers, Including Expenses
               of the Intermediate Tax Free Portfolio        0.85%(1)   0.85%      0.85%        0.85%        0.85%(1)      0.85%
          Expenses Before Waivers, Including Expenses
               of the Intermediate Tax Free Portfolio        1.34%(1)   1.41%      1.22%        1.15%        1.23%(1)      1.13%

--------------------------------------------------------------------------------

(1) Annualized.
(2) The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
(3) Unaudited.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       10

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Intermediate Tax Free
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES

A. ORGANIZATION
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. Intermediate Tax Free (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on July 20, 1992. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Intermediate Tax Free Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the Fund's investment in the Portfolio reflects its proportionate interest in the net assets of the Portfolio. At March 31, 2000, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. INVESTMENT VALUATION
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare dividends daily and distribute them monthly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses that are attributable to the Trust are allocated among the funds in the Trust.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH
        AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .40% of the Fund's average daily net assets.

Bankers Trust has contractually agreed to waive its fees through January 31, 2001 and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .40% of the average daily net assets of the Fund, excluding expenses of the Portfolio and .85% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.


--------------------------------------------------------------------------------
                                       11

Intermediate Tax Free
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 3--SHARES OF BENEFICIAL INTEREST
At March 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                               FOR THE                           FOR THE
                          SIX MONTHS ENDED                      YEAR ENDED
                           MARCH 31, 20001                  SEPTEMBER 30, 1999
                   ------------------------------      ---------------------------
                      SHARES            AMOUNT           SHARES           AMOUNT
                   -----------       ------------      --------        -----------
Sold                 1,016,070       $  9,911,366       521,268        $ 5,657,450
Reinvested              20,475            211,068        36,150            390,166
Redeemed            (1,103,482)       (10,814,952)     (823,289)        (8,901,450)
                   -----------       ------------      --------        -----------
Net (Decrease)         (66,937)      $   (692,518)     (265,871)       $(2,853,834)
                   ===========       ============      ========        ===========

--------------------------------------------------------------------------------

(1) Unaudited.


NOTE 4--FUND MERGER
On September 8, 1999, the Board of Trustees voted to recommend the reorganization of the Fund into the Deutsche Asset Management Municipal Bond Fund. The Board has determined that this proposal is in the best interests of shareholders. The merger will take place on August 31, 2000.

NOTE 5--FUND NAME CHANGE
On January 31, 2000, the Fund changed its name from BTInvestment Intermediate Tax FreeFund to Intermediate Tax Free.


--------------------------------------------------------------------------------
                                       12

Intermediate Tax Free Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS MARCH 31, 2000 (Unaudited)


  PRINCIPAL
   AMOUNT             DESCRIPTION                                      VALUE
   ------             -----------                                      -----
             LONG-TERM MUNICIPAL BONDS - 91.4%
             ARIZONA - 2.3%
$  440,000   Arizona State, Transportation Board
                Excise Tax, (AMBACInsured),
                5.60%, 7/1/03                                      $   451,840
                                                                   -----------
             CONNECTICUT - 2.6%
   500,000   Connecticut State, Resource Recovery,
                (MBIAInsured), 5.00%, 1/1/07                           499,255
                                                                   -----------
             DELAWARE - 2.8%
   520,000   Delaware Transportation Authority,
                6.10%, 7/1/02                                          535,272
                                                                   -----------
             FLORIDA - 3.2%
   575,000   Boca Plaza Association, Florida Revenue,
                (LOC: Credit Suisse First Boston),
                4.65%, 2/1/04                                          564,081
    50,000   Dade County, Florida, Aviation Authority,
                (AMBACInsured), 5.40%, 10/1/07                          51,379
                                                                   -----------
                                                                       615,460
                                                                   -----------
             ILLINOIS - 10.6%
   440,000   Chicago, Illinois, G.O., (FGIC Insured),
                5.00%, 1/1/07                                          438,346
 1,000,000   Chicago, Illinois, Sales Tax Revenue,
                (FGICInsured), 5.00%, 1/1/09                           988,420
   625,000   Illinois State Sales Tax Revenue,
                5.00%, 6/15/08                                         623,500
                                                                   -----------
                                                                     2,050,266
                                                                   -----------
             INDIANA - 4.3%
   300,000   Indiana University Revenue,
                6.60%, 8/1/01                                          307,974
   500,000   Purdue University of Indiana, University
                Revenue, Series N, 5.50%, 7/1/12                       511,370
                                                                   -----------
                                                                       819,344
                                                                   -----------
             MAINE - 5.0%
   500,000   Maine Municipal Bond Bank, Series B,
                (MBIA Insured), 5.375%, 11/1/05                        511,580
   445,000   Maine State Turnpike Authority Revenue,
                (FGICInsured), 5.25%, 7/1/11                           447,781
                                                                   -----------
                                                                       959,361
                                                                   -----------
             MASSACHUSETTS - 4.8%
 1,000,000   Massachusetts State, Series B,
                (MBIA Insured), 5.00%, 5/1/17                          926,730
                                                                   -----------



  PRINCIPAL
   AMOUNT             DESCRIPTION                                      VALUE
   ------             -----------                                      -----
             MICHIGAN - 6.3%
$  500,000   Michigan Hospital Finance Authority,
                5.05%, 11/15/33                                    $   494,965
   500,000   Michigan State, Building Authority,
                (AMBAC Insured), 6.00%, 10/1/02                        515,345
   200,000   Michigan State, Housing Development
                Authority, 6.30%, 12/1/03                              205,704
                                                                   -----------
                                                                     1,216,014
                                                                   -----------
             NEBRASKA - 1.6%
   300,000   Nebraska Public Power District Revenue,
                5.70%, 1/1/05                                          312,474
                                                                   -----------
             NEVADA - 2.7%
   500,000   Clark County, Nevada Highway
                Improvement Revenue,
                (AMBAC Insured), 5.70%, 7/1/03                         513,730
                                                                   -----------
             NEW YORK - 27.7%
   245,000   Metropolitan Transit Authority,
                5.30%, 7/1/09                                          243,866
   450,000   Municipal Assistance Corp for New York,
                NY Series N, 5.25%, 7/1/07                             456,327
   700,000   New York City, New York, G.O., Series E,
                (FGICInsured), 6.00%, 8/1/07                           741,377
   500,000   New York State, Dormitory Authority
                Revenue, Consolidated City University
                System, (FGIC Insured), 5.75%, 7/1/13                  526,785
   500,000   New York State, Dormitory Authority
                Revenue, New York University,
                (MBIA Insured), 6.00%, 7/1/06                          527,195
   300,000   New York State, Dormitory Authority
                Revenue, State University Educational
                Facility, (AMBAC Insured),
                5.00%, 5/15/10                                         290,151
   500,000   New York State, Environment Facilities
                Corporation, 5.75%, 6/15/10                            523,335
   500,000   New York State, Local Government
                Assistance Corporation, Series E,
                5.25%, 4/1/16                                          491,245
   755,000   New York State Mortgage Agency,
                5.40%, 10/1/08                                         768,379
   400,000   New York State, Refunding - Series F,
                5.25%, 9/15/09                                         402,804
   400,000   New York State, Thruway Authority
                Revenue, Series E, 5.00%, 1/1/16                       374,468
                                                                   -----------
                                                                     5,345,932
                                                                   -----------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       13

Intermediate Tax Free Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS MARCH 31, 2000 (Unaudited)


  PRINCIPAL
   AMOUNT             DESCRIPTION                                      VALUE
   ------             -----------                                      -----
             TENNESSEE - 2.2%
             Shelby County, Tennessee, Public
                Improvement, Series B,
$   10,000      5.25%, 11/1/06                                     $    10,175
   405,000      5.50%, 8/1/07                                          417,903
                                                                   -----------
                                                                       428,078
                                                                   -----------
             TEXAS - 5.4%
   500,000   Texas State, Series A, 6.00%, 10/1/06                     528,735
   500,000   University of Texas, Series A,
                6.50%, 8/15/01                                         513,095
                                                                   -----------
                                                                     1,041,830
                                                                   -----------
             VIRGINIA - 2.1%
   400,000   Arlington County, Virginia,
                5.50%, 8/1/05                                          412,724
                                                                   -----------
             WISCONSIN - 7.8%
   700,000   Wisconsin State Petroleum, Inspection Fee
                Revenue, Series A, 5.40%, 7/1/08                       711,816
   200,000   Wisconsin State Transportation,
                6.00%, 7/1/00                                          200,912
   600,000   Wisconsin State, Series C,
                5.00%, 5/1/08                                          598,596
                                                                   -----------
                                                                     1,511,324
                                                                   -----------
TOTAL LONG-TERM MUNICIPAL BONDS
     (Cost $17,603,647)                                            $17,639,634
                                                                   -----------
             VARIABLE FLOATING RATE DEMAND
             NOTES - 9.3%
             FLORIDA - 3.1%
   600,000   Pinellas County, Florida, Health Facility
                Authority Revenue, Pooled Hospital
                Loan Program, (LOC: Chase Manhattan
                Bank), 4.00%, 12/1/15                                  600,000
                                                                   -----------



  PRINCIPAL
   AMOUNT             DESCRIPTION                                      VALUE
   ------             -----------                                      -----
             MISSISSIPPI - 0.5%
$  100,000   Perry County, Mississippi, Leaf River
                State Project, (LOC: Wachovia Bank),
                4.00%, 3/1/02                                          100,000
                                                                   -----------
             NEW YORK - 5.7%
   100,000   New York City, New York, Sub Series
                A-10, (LOC: Morgan Guaranty Trust),
                4.10%, 8/1/16                                          100,000
 1,000,000   New York City, New York, Sub Series
                A-4, (LOC: Chase Manhattan Bank),
                4.00%, 8/1/21                                        1,000,000
                                                                   -----------
                                                                     1,100,000
                                                                   -----------
TOTAL VARIABLE FLOATING RATE DEMAND NOTES
     (Cost $1,800,000)                                               1,800,000
                                                                   -----------
TOTAL INVESTMENTS
     (COST $19,403,647)(1)                             100.7%      $19,439,634
LIABILITIES IN EXCESS OF OTHER ASSETS                   (0.7)         (134,915)
                                                       -----       -----------
NET ASSETS                                             100.0%      $19,304,719
                                                       =====       ===========


--------------------------------------------------------------------------------
(1) Tax Cost of Investments.

The following abbreviations are used in portfolio descriptions:
AMBAC  --  American Municipal Bond Assurance Corporation
FGIC   --  Financial Guaranty Insurance Corporation
GO     --  General Obligations
LOC    --  Line of Credit
MBIA   --  Municipal BondInvestors Assurance


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       14

Intermediate Tax Free Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


                                                                AS OF
                                                                MARCH 31, 2000
                                                                --------------
ASSETS
     Investments at Value (Cost of $19,403,647)                    $19,439,634
     Cash                                                               78,366
     Interest Receivable                                               257,798
                                                                   -----------
Total Assets                                                        19,775,798
                                                                   -----------
LIABILITIES
     Payable for Securities Purchased                                  445,510
     Due to Bankers Trust                                                5,250
     Accrued Expenses and Other                                         20,319
                                                                   -----------
Total Liabilities                                                      471,079
                                                                   -----------
NET ASSETS                                                         $19,304,719
                                                                   ===========
COMPOSITION OF NET ASSETS
     Paid-in Capital                                               $19,268,731
     Net Unrealized Appreciation on Investments                         35,988
                                                                   -----------
NET ASSETS                                                         $19,304,719
                                                                   ===========


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       15

Intermediate Tax Free Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)


                                                                          FOR THE SIX
                                                                         MONTHS ENDED
                                                                        MARCH 31, 2000
                                                                        --------------
INVESTMENT INCOME
     Interest Income                                                        $481,752
                                                                            --------
EXPENSES
     Advisory Fees                                                            39,541
     Professional Fees                                                        13,637
     Administration and Services Fees                                          4,943
     Trustees Fees                                                             1,631
     Miscellaneous                                                               823
                                                                            --------
Total Expenses                                                                60,575
Less: Fee Waivers or Expense Reimbursements                                  (16,091)
                                                                            --------
Net Expenses                                                                  44,484
                                                                            --------
NET INVESTMENT INCOME                                                        437,268
                                                                            --------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     Net Realized Loss from Investment Transactions                          (24,978)
     Net Change in Unrealized Appreciation/Depreciation on Investments       (58,170)
                                                                            --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                              (83,148)
                                                                            --------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                  $354,120
                                                                            ========


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       16

Intermediate Tax Free Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                               FOR THE SIX             FOR THE
                                                               MONTHS ENDED           YEAR ENDED
                                                                 MARCH 31,           SEPTEMBER 30,
                                                                  2000(1)                1999
                                                              ------------           -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
     Net Investment Income                                    $    437,268           $   908,816
     Net Realized Gain (Loss) from Investment Transactions         (24,978)               49,666
     Net Change in Unrealized Appreciation/Depreciation
          on Investments                                           (58,170)           (1,154,872)
                                                              ------------           -----------
Net Increase (Decrease) in Net Assets from Operations              354,120              (196,390)
                                                              ------------           -----------
CAPITAL TRANSACTIONS
     Proceeds from Capital Invested                              9,929,924             6,084,725
     Value of Capital Withdrawn                                (11,013,292)           (9,766,076)
                                                              ------------           -----------
Net Decrease in Net Assets from
     Capital Transactions                                       (1,083,368)           (3,681,351)
                                                              ------------           -----------
TOTAL DECREASE IN NET ASSETS                                      (729,248)           (3,877,741)
NET ASSETS
     Beginning of Period                                        20,033,967            23,911,708
                                                              ------------           -----------
     End of Period                                            $ 19,304,719           $20,033,967
                                                              ============           ===========

--------------------------------------------------------------------------------

(1) Unaudited.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       17

Intermediate Tax Free Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Intermediate Tax Free Portfolio.



                                                                                                   FOR THE PERIOD    FOR THE
                                                 FOR THE SIX                                         JAN. 1, 1996   YEAR ENDED
                                                 MONTHS ENDED     FOR THE YEARS ENDED SEPTEMBER 30,  TO SEPT. 30,    DEC. 31,
                                               MARCH 31, 2000(3)     1999       1998        1997       1996(2)         1995
                                               -------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net Assets, End of Period (000s omitted)      $19,305         $20,034     $23,912    $18,383      $22,019       $22,253
   Ratios to Average Net Assets:
        Net Investment Income                       4.41%(1)        4.22%       4.30%      4.62%        4.64%(1)      4.97%
        Expenses After Waivers                      0.45%(1)        0.45%       0.45%      0.45%        0.45%(1)      0.45%
        Expenses Before Waivers                     0.61%(1)        0.66%       0.61%      0.56%        0.59%(1)      0.53%
   Portfolio Turnover Rate                            23%             74%         64%       171%         130%           95%

--------------------------------------------------------------------------------

(1) Annualized.
(2) The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
(3) Unaudited.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       18

Intermediate Tax Free Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES

A. ORGANIZATION
The Intermediate Tax Free Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and began operations on July 20, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. SECURITY VALUATION
The Portfolio's investments are carried at market value as determined by an independent pricing service at the end of each business day. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. Securities for which quotations are not available are stated at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. FEDERAL INCOME TAXES
The portfolio is considered to be a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. OTHER
The preparation of financial statements in conformity with accounting principles generally accepted in the UnitedStates requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH
        AFFILIATES
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary ofDeutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .05% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .40% of the Portfolio's average daily net assets.

Bankers Trust has contractually agreed to waive its fees through January 31, 2001 and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to .45% of the average daily net assets of the Portfolio.

At March 31, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $150,000,000, which expires April 29, 2000. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants, based on net assets. No amounts were drawn down or outstanding for this Portfolio under the credit facility for the six month period ended March 31, 2000. Subsequent to March 31, 2000, the revolving credit facility was renewed and increased to $200,000,000, which expires April 27, 2001.

NOTE 3--PURCHASES AND SALES OF INVESTMENT
        SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 2000 were $5,798,293 and $3,787,340 respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 2000 was $19,403,647. The aggregate gross unrealized appreciation for all investments was $250,198 and the aggregate gross unrealized depreciation for all investments was $214,210.


--------------------------------------------------------------------------------
                                       19

Intermediate Tax Free Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 4--FUND MERGER
On September 8, 1999, the Board of Trustees voted to recommend the reorganization of the Portfolio into the Deutsche Asset Management Municipal Bond Fund. The Intermediate Tax Free Fund will then merge with the Deutsche Asset Management Municipal Bond Fund. The Board has determined that this proposal is in the best interests of shareholders. The merger will take place on August 31, 2000.


--------------------------------------------------------------------------------
                                       20

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                               DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                               P.O. BOX 219210
                               KANSAS CITY, MO 64121-9210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.





Intermediate Tax Free                                       CUSIP#055922801
BT INVESTMENT FUNDS                                         1667SA (3/00)

Distributed by:
ICC Distributors, Inc.